August 2022

Safe Harbor This presentation has been prepared by Cipher Mining Inc. and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. You should read the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022, the risk factors contained therein, and the other documents that the Company has filed with the SEC for more information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or on our website at https://investors.ciphermining.com/financial-information/sec-filings. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. The Company bases these forward-looking statements on its current expectations, plans and assumptions that the Company has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Key Updates Source: Cipher Mining management (1) Assumes full up-time, network hash rate of 205 EH/s and 900 bitcoins mined per day Continued timely deployment of new bitcoin mining data centers – Alborz completed First 1.3 EH/s deployed, implying mining capacity of up to ~5.7 bitcoin per day(1) Industry-leading bitcoin mining economics from disciplined pursuit of low-cost structure, and no debt overhang Resilient business model for profitability during downturns in bitcoin mining environment Highlights

Unique Low-Cost Structure for Large Scale Mining

Cipher Mining

Low-Cost		Scale
~$34.96 average price per TH/s, with **~32.1** J/TH average efficiency[(1)]	Equipment	Up to **~6.9 EH/s** expected capacity deployment by early 2023
5-year+ PPAs with average power price of **~2.73** c/kWh[(2)]	Power	**Multiple** relationships with **top-tier** power companies
~$450k anticipated infrastructure capex / MW for current sites[(3)]	Operations	**1st of 4 data centers completed** with total expected capacity of **~265 MW** in early 2023

Source: Cipher Mining management
(1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner
(2) Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets
(3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change)

4

Market Update Advantages Bitcoin Price ($USD)(1) Source: Cipher Mining management (1) Represents average USD market price across major Bitcoin exchanges from May 1, 2022, to August 1, 2022, per Blockchain.com Financing Market Update Lenders halted loan originations Existing loans with fast amortization punishing bitcoin miners 1 2 Best-in-class power and machine contracts 1 Machine Prices Substantially Reduced Secondary transactions at scale reported in ~$20s and $30s per TH/s range Flexibility to sell power hedges exposure to falling bitcoin price or growing network hash rate 2 UST loses peg; Luna collapses $30,176 May 10 3AC rumored insolvent $22,189 June 15 Celsius suspends withdrawals $26,593 June 13 Voyager files Chapter 11 $20,182 July 6 Implications 3 BTC Sales Miners liquidating BTC treasuries to meet debt obligations

Unit Economics Source: Cipher Mining management (1) Historical ERCOT RTM West Hub Prices (average daily price) (2) Assumes S19j Class from BitOoda report dated June 17, 2022 Cipher Mining has among the strongest unit economics in bitcoin mining Revenue per MWh(2) $20k $25k 200 EH/s 225 EH/s Network Hash Rate BTC Price $99 $123 $88 $110 Prices per MWh in Texas(1) $386 $1,166 6/1/2022 6/15/2022 6/30/2022 7/15/2022 7/30/2022 Odessa Fixed Power Cost

Unit Economics

Prices per MWh in Texas[1]



$1,166
$386
$300
$250
$200
$150
$100
$50
Odessa Fixed Power Cost
6/1/2022
6/15/2022
6/30/2022
7/15/2022
7/30/2022

Revenue per MWh[2]

Network Hash Rate

BTC Price	200 EH/s	225 EH/s
$20k	$99	$88
$25k	$123	$110

Cipher Mining

- ✓ Pay ~$27 per MWh with the ability to sell power when more profitable than BTC mining
- ✓ New rigs acquired for ~$34.96 per TH/s
- ✓ No corporate debt; ~$11 million of low-LTV debt at Alborz JV with 21 months remaining on repayment terms
- ✓ **Cipher Mining has among the strongest unit economics in bitcoin mining**

Other BTC Miners

- Pay high energy or hosting costs
- Older fleet of less efficient rigs
- Paid top-of-market $/TH/s for rigs
- Onerous debt repayment terms
  - Short amortization period before 2024 halving
- **Monthly obligations may exceed bitcoin production**

Source: Cipher Mining management
(1) Historical ERCOT RTM West Hub Prices (average daily price)
(2) Assumes S19j Class from BitOoda report dated June 17, 2022

7

Milestones and Updates

Cipher Mining has best-in-class data centers, construction processes and team members

Data Center Completion

- Alborz completed with ~1.3 EH/s installed (~0.64 EH/s self-mining)
- Bear and Chief nearing completion with all mining rigs en route to sites (~0.65 EH/s total with ~0.32 EH/s of self-mining)

Construction

- Odessa scheduled to deploy throughout 2H 2022
- Next generation data center design underway, evaluating immersion and liquid cooling designs

Team

- 20 senior team members, with new executives from Alphabet, Amazon, Meta, Morgan Stanley, Point72 Asset Management and Scotiabank overseeing a total workforce at sites of ~180 people
- Data science team building predictive wind models to enhance operations and potentially offer services to third parties

Source: Cipher Mining management

8

Implementation Plan & Strategy

Site Development Source: Cipher Mining management (1) Pending final documentation with Luminant (2) Pending final interconnection agreements and Oncor’s planning 2023 Deployment Focus 2022 Updated Site Forecast Site name Q1 2022 Q2 2022 Q3 2022 Q4 2022 Alborz – 40 MW Bear – 10 MW Chief – 10 MW Odessa – 205 MW Andrews (200 MW)(1) 1 WindHQ Sites (Up to 200+ MW)(2) 2

Implementation – Completion of Alborz Source: Cipher Mining management

Implementation – Infrastructure Deployed at Bear + Chief Source: Cipher Mining management Bear Chief

Implementation – Odessa Nearing Completion Source: Cipher Mining management

Cipher Mining Overview

Cipher Mining

Key Statistics

~$34.96	Anticipated Weighted Average Cost for Mining Rigs ($/TH/s)[(1)]
~32.1	Anticipated Weighted Average Mining Rig Efficiency (J/TH)[(1)]
~2.73c	Anticipated Weighted Average Power Price (c/kWh)[(2)]
~$450k	Anticipated Infrastructure Capex Costs per MW ($)[(3)]

Cipher Mining

Liquidity Profile

- ~$30 million of cash and ~$9 million of receivables from JV partner as of August 1st, 2022
- Adequate capital to complete infrastructure buildout at all initial data centers
- No corporate debt
- Bitmain contract – fully paid
- MicroBT contract:
  - ~$101mm of estimated ~$200mm total paid
  - Optimizing payment and delivery schedule to match data center deployment
  - ~$9mm of ~$101mm already paid is the deposit to secure future deliveries

Source: Cipher Mining management
(1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner
(2) Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets
(3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change)

14

Consolidated Balance Sheets Source: Cipher Mining management

Consolidated Statement of Operations Source: Cipher Mining management

Non-GAAP Measures Source: Cipher Mining management The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation of fixed assets and (ii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation of fixed assets (ii) change in fair value of warrant liability and (iii) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated:

Appendix

Statements of Changes in Stockholders’ Equity (Deficit) Source: Cipher Mining management

Consolidated Statement of Cash Flows Source: Cipher Mining management

August 2022